Exhibit 10.88
Execution Copy
FIRST AMENDMENT TO SECURITY AGREEMENT (Aged Truck Revolving Loan Facility)
THIS FIRST AMENDMENT TO THE SECURITY AGREEMENT dated as of May 31, 2006 (the "First Amendment") is by and between U-Haul Leasing & Sales Co., a Nevada Corporation ("Leasing"), U-Haul Co. of Arizona, an Arizona corporation ("U-Haul") and U-Haul International, Inc., a Nevada Corporation ("UHI", and together with Leasing and U-Haul, the "Borrowers") and Merrill Lynch Commercial Finance Corp., a Delaware corporation (the "Lender").
WHEREAS, the Borrowers and Lender have previously executed a certain Security Agreement, dated as of June 28, 2005 (the "Security Agreement");
WHEREAS, the Borrowers and the Lender wish to amend the provisions of the Security Agreement as provided herein.
NOW THEREFORE, the Borrowers and the Lender hereby agree as follows:
SECTION 1. Amendment to Attachment 1. Attachment 1 of the Security Agreement is hereby amended by deleting clause (d) thereof in its entirety and inserted in its place the following:
(d) The Dealership Contracts, the Rental Company Contracts, the Fleet Owner Agreement, in each case to the extent the rights under such agreements relate to any Vehicle constituting Equipment;
SECTION 2. Consent to Amendment of Financing Statements. The Lender hereby authorizes the borrowers to file amendments to the respective financing statements filed pursuant to the Security Agreement naming each Borrower, as debtor, and the Lender, as secured party, solely for the purpose of reflecting the amendment described in Section 1, above. Each such amendment shall be at Borrowers' expense.
SECTION 3. Effectiveness. The amendment provided for by this First Amendment shall become effective upon the receipt by the Borrowers and the Lender of counterparts of this First Amendment, duly executed by the parties hereto, which shall be reasonably satisfactory to each party.
SECTION 4. Security Agreement in Full Force and Effect as Amended. Except as specifically amended or waived hereby, all of the terms and conditions of the Security Agreement shall remain in full force and effect. All references to the Security Agreement in any other document or instrument shall be deemed to mean the Security Agreement as amended by this First Amendment. This First Amendment shall not constitute a novation of the Security Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Security Agreement, as amended by this First Amendment, as though the terms and obligations of the Security Agreement were set forth herein.
SECTION 5. Counterparts. This First Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.
SECTION 6. Governing Law. THIS FIRST AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
SECTION 7. Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Security Agreement

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective officers as of the day and year first above written.
U-HAUL LEASING & SALES CO., as a Borrower
By:
Name:
Title:
U-HAUL CO. OF ARIZONA, as a Borrower
By:
Name:
Title:
U-HAUL INTERNATIONAL, INC.,
as a Borrower, as Servicer/Manager and as Guarantor
By:
Name:
Title:
MERRILL LYNCH COMMERCIAL FINANCE CORP.,
as Lender
By:
Name:
Title: